UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015

WORLD OMNI AUTO RECEIVABLES TRUST 2015-B

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

Delaware	333-200857-02	52-2184798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On October 7, 2015, World Omni Financial Corp. (“World Omni”) and World Omni Auto Receivables LLC (the “Depositor”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Mitsubishi UFJ Securities (USA), Inc. on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $1,009,160,000 aggregate principal balance of various classes of Asset-Backed Notes to be issued by World Omni Auto Receivables Trust 2015-B (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of August 27, 2015, as will be amended and restated by the Amended and Restated Trust Agreement, to be dated as of October 14, 2015, each by and between the Depositor and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase the Notes (as defined below). World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-200857). It is anticipated that the Notes will be issued on or about October 14, 2015 (the “Issuance Date”).

Item 8.01.	Other Events.

The registrant has filed a final prospectus supplement, dated October 7, 2015, setting forth a description of the collateral pool and the structure of $216,000,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $280,000,000 aggregate principal amount of the Class A-2a Asset-Backed Notes (the “Class A-2a Notes”), $133,000,000 aggregate principal amount of the Class A-2b Floating Rate Asset-Backed Notes (the “Class A-2b Notes” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $234,000,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $125,000,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”) and $21,160,000 aggregate principal amount of the Class B Asset-Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”) by the Issuing Entity. The Notes are being offered publicly for sale.

On the Issuance Date, the Depositor will enter into an amended and restated trust agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, World Omni Financial Corp. and the Depositor will enter into a Receivables Purchase Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by World Omni to the Depositor. On the Issuance Date, the Issuing Entity, the Depositor and World Omni, as servicer, will enter into a Sale and Servicing Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity. On the Issuance Date, the Issuing Entity will issue the Notes, pursuant to an Indenture, to be dated as of the Issuance Date, between the Issuing Entity and MUFG Union Bank, N.A., as indenture trustee (the “Indenture Trustee”), in substantially the form of which is filed as an exhibit hereto. On the Issuance Date, the Issuing Entity, the Depositor, the Indenture Trustee and World Omni Financial Corp., as administrator, will enter into an administration agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the administrator will agree to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents.

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Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Sale and Servicing Agreement, to be dated as of October 14, 2015, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2015-B, as issuing entity.

4.2	Indenture, to be dated as of October 14, 2015, by and between World Omni Auto Receivables Trust 2015-B, as issuing entity, and MUFG Union Bank, N.A., as indenture trustee.

4.3	Trust Agreement, to be dated as of October 14, 2015, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of October 9, 2015, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of October 9, 2015, with respect to tax matters.

99.1	Receivables Purchase Agreement, to be dated as of October 14, 2015, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

99.2	Administration Agreement, to be dated as of October 14, 2015, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2015-B, as issuing entity, and MUFG Union Bank, as indenture trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Receivables LLC (Depositor)

Dated: October 9, 2015	By:	/s/ Bryan Romano
	Name:	Bryan Romano
	Title:	Assistant Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Sale and Servicing Agreement, to be dated as of October 14, 2015, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and World Omni Auto Receivables Trust 2015-B, as issuing entity.

4.2	Indenture, to be dated as of October 14, 2015, by and between World Omni Auto Receivables Trust 2015-B, as issuing entity, and MUFG Union Bank, N.A., as indenture trustee.

4.3	Trust Agreement, to be dated as of October 14, 2015, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of October 9, 2015, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of October 9, 2015, with respect to tax matters.

99.1	Receivables Purchase Agreement, to be dated as of October 14, 2015, by and between World Omni Financial Corp. and World Omni Auto Receivables LLC.

99.2	Administration Agreement, to be dated as of October 14, 2015, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2015-B, as issuing entity, and MUFG Union Bank, as indenture trustee.

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